UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
（Rule 14a-101）

INFORMATION REQUIRED IN PROXY STATEMENT

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AMERICAN DAIRY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN DAIRY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 8, 2009

 June 8, 2009

TO THE SHAREHOLDERS OF AMERICAN DAIRY, INC.:

You are cordially invited to attend the annual meeting of shareholders of American Dairy, Inc., a Utah corporation, to be held on Wednesday, July 8, 2009 at 10:00 a.m., local time, at Star City International Building, 10 Jiuxianqiao Road, C-16th Floor, Chaoyang District, Beijing, China, 100016. At this year’s annual meeting, we are asking shareholders to:

1.	Elect six directors to serve until their successors are duly elected and qualified;

2.	To approve the 2009 Stock Incentive Plan;

3.
Ratify the selection of Grant Thornton, the Hong Kong member firm of Grant Thornton International Ltd., as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

4.	Transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on May 27, 2009 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.  A list of these shareholders will be available for inspection during ordinary business hours at our principal executive offices, at Star City International Building, 10 Jiuxianqiao Road, C-16th Floor, Chaoyang District, Beijing, China, 100016, from June 8, 2009 until the date of our annual meeting. The list will also be available for inspection at the annual meeting.

IMPORTANT: All shareholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the annual meeting, you are urged to vote your shares by telephone, the Internet, or if you receive your annual meeting materials by mail, by signing and returning the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any shareholder attending the annual meeting may vote in person even if he or she returned a proxy. However, if a shareholder’s shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the annual meeting, the shareholder must obtain from the record holder a proxy issued in his or her name.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Leng You-Bin
Leng You-Bin, Chief Executive
Officer and President (Principal Executive Officer)

AMERICAN DAIRY, INC.

Star City International Building
10 Jiuxianqiao Road, C-16th Floor
Chaoyang District,
Beijing, China, 100016

PROXY STATEMENT

2009 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement and accompanying proxy is first mailed to shareholders (or made available electronically over the Internet) on or about June 8, 2009, in connection with the solicitation of proxies by the board of directors of American Dairy, Inc., a Utah corporation, for use at the Annual Meeting of Shareholders for the fiscal year 2008 to be held on Wednesday, July 8, 2009, at 10:00 a.m., local time, at Star City International Building, 10 Jiuxianqiao Road, C-16th Floor, Chaoyang District, Beijing, China, 100016, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. Our telephone number at our principal executive offices is +86 10 8457 4688.

Unless the context otherwise requires, the terms “we,” “us,” “our,” “American Dairy,” and “the Company” refer to American Dairy, Inc., a Utah corporation, and its consolidated subsidiaries.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

Shareholders of record at the close of business on May 27, 2009, which date is referred to herein as the Record Date, are entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, 17,317,307 shares of our common stock were issued and outstanding and held of record by approximately 433 registered shareholders.

Voting, Solicitation and Revocability of Proxy

Registered shareholders can vote by mail, telephone or the Internet. Please note that voting via the Internet is a valid proxy voting method under the laws of the State of Utah (our state of incorporation). Telephone voting can be accessed by calling the following toll-free number (in the United States only):  +1-866-702-2536.  Internet voting can be accessed by logging on to the following Internet address:  https://www.proxypush.com/ITC. Telephone and Internet voting information is provided on the proxy card. A control number located on the proxy card is designed to verify each shareholder’s identity and allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded. If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your bank or broker. The availability of telephone or Internet voting will depend on your bank or broker’s voting process.

If you do not choose to vote by telephone or the Internet, you may still return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted in favor of proposals 1 through 3. If you vote by telephone or the Internet, it is not necessary to return your proxy card.

All proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person at the meeting.

Your vote is important. Accordingly, regardless of whether you plan to attend the Annual Meeting, you are urged to vote by telephone, by the Internet, or by signing and returning the accompanying proxy card. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. However, attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the meeting.

In the event that any matter not described in this Proxy Statement properly comes before the Annual Meeting, the proxy holders named in the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment. As of the date of this Proxy Statement, we are not aware of any other matter that might be presented at the Annual Meeting.

Each share of common stock outstanding on the Record Date is entitled to one vote. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date, present in person or represented by proxy. Shareholders may withhold authority to vote for one or more of the nominees for director and may abstain on one or more of the other matters that may come before the Annual Meeting. The inspector of election appointed for the Annual Meeting will determine the existence of a quorum and will tabulate the votes cast at the Annual Meeting. Broker “non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will not be counted in determining the number of votes cast with respect to a proposal. For purposes of determining the presence of a quorum, we will count abstentions and broker non-votes as present at the Annual Meeting. We will also count abstentions in determining the total number of votes cast with respect to a proposal (other than the election of directors). If, however, a quorum shall not be present or represented, the shareholders present in person or represented by proxy shall have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting until a quorum shall be present or represented. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter, under applicable Utah law those shares will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes cast on the matter and will have no effect on the outcome of the vote on such matter.

The cost of soliciting proxies will be borne by us. Proxies may be solicited by certain of our directors, officers and employees, without additional compensation, in person or by telephone, email or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

TABLE OF CONTENTS

Matters to be Considered at the Annual Meeting	1
Proposal No. 1: Election of Directors	1
General	1
Nominees for Director	1
Vote Required	2
Recommendation of the Board of Directors	2
Corporate Governance	3
Director Independence	3
Executive Session	3
Committees and Meetings Attendance	3
Board Committees	4
Compensation Committee Interlocks and Insider Participation	4
Director Nomination	4
Code of Ethics	5
Communications by Shareholders with Directors	5
Proposal No. 2: Approval of 2009 Stock Incentive Plan	6
Background and Purpose of the 2009 Plan	6
Summary of the 2009 Plan	6
Federal Income Tax Consequences	7
New Plan Benefits	8
Equity Compensation Plan Information	8
Vote Required	9
Recommendation of the Board of Directors	9
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	10
General	10
Audit Fees	10
Audit-Related Fees	10
Tax Fees	10
All Other Fees	10
Vote Required	11
Recommendation of the Board of Directors	11
Management	12
Directors	12
Executive Officers	13
Executive Compensation	14
Compensation Discussion and Analysis	14
Compensation Philosophy and Objectives	14
Setting Executive Compensation	14
Monitoring our Executive Compensation Program	15
Summary Compensation Table	15
Employment Agreements	15
Benefit Plans	15
Incentive Stock Plan	15
Board Compensation	16
Severance and Control Agreements	16
Compensation Committee Report	17
Audit Committee Report	18
Certain Relationships and Related Transactions	20
Security Ownership of Certain Beneficial Owners and Management	20
Section 16(a) Beneficial Ownership Reporting Compliance	21
Deadline for Receipt of Shareholder Proposals for 2010	21
Other Matters	21

Appendix I

MATTERS TO BE CONSIDERED AT
THE ANNUAL MEETING

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

General

Our Bylaws provide that the authorized number of directors shall be no less than three nor more than nine directors. We presently have the following six directors: Leng You-Bin, Liu Hua, Liu Sheng-Hui, Hui-Lan Lee, Kirk G. Downing and James C. Lewis. At the Annual Meeting, the shareholders will vote on the election of six directors. All directors will hold office for a one-year term and until their successor is elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently our directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, although we know of no reason to anticipate that this will occur, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. If shareholders properly nominate persons other than our nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of our nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. There are no family relationships among any of our directors or executive officers.

Nominees for Director

Certain information regarding the nominees is set forth below:

Name	Age	Position	Director Since

Leng You-Bin	44	Chairman, Chief Executive Officer, President, and General Manager	2003
Liu Hua	36	Vice Chairman, Secretary, Treasurer, and Director	2003
Liu Sheng-Hui	38	Vice President of Finance, Heilongjiang Feihe Dairy Co., Limited, and Director	2003
Hui-Lan Lee	59	Director	2003
Kirk G. Downing, Esq.	56	Director	2005
James C. Lewis, Esq.	56	Director	2006

Leng You-Bin has been our Chairman, Chief Executive Officer, President, and General Manager since May 2003.  From January 2002 to May 2003, Mr. Leng served as the Chief Executive Officer and President of American Flying Crane Corporation. From 1997 to 2002, Mr. Leng served as the General Manager of Heilongjiang Feihe Dairy Co., Limited, or Feihe Dairy, and he became the Chairman and General Manager in 2000.  From 1989 to 1997, Mr. Leng served as a technician, deputy director and director of Zhaoguang Dairy Plants, the predecessor of our subsidiary Feihe Dairy.  Mr. Leng received a bachelor’s degree in food engineering from Northeast Agriculture University, China and Shanghai Light Industrial College and studied business administration at Beijing University.

Liu Hua has been our Vice Chairman since April 2008, and he has also served as Secretary, Treasurer, and a director since May 2003.  From May 2003 to April 2008, Mr. Liu served as our Chief Financial Officer, Secretary, and Treasurer.  From November 2000 to May 2003, Mr. Liu served as the Financial Officer of our subsidiary Feihe Dairy.  From June 1998 to November 2000, Mr. Liu served as the Chief Executive Officer of Shenzhen Cima Limited, a financial consulting company.  From January 1996 to June 1998, Mr. Liu served as Chief Executive Officer of Shensheng Jiajing Inc., a trading company.  From September 1993 to January 1996, Mr. Liu served as the Chief Executive Officer of Zhengzhou Huacheng Limited, a trading company.  Mr. Liu received a bachelor’s degree in finance and economics from Xian Jiaotong University and from Shenzhen University.

Liu Sheng-Hui has been a director since May 2003, and he has also served as Vice President of Finance of our subsidiary Feihe Dairy, since August 2001.  From January 2000 to May 2003, Mr. Liu served as Chief Financial Officer and a director of American Flying Crane Corporation.  From September 1998 to January 2000, Mr. Liu served as Chief Financial Officer at Feihe Dairy, where he also served in a variety of business positions from July 1992 to September 1998.  Mr. Liu received a bachelor’s degree in economics from Northeast Agriculture University, China, and an associate degree in accounting from Country Cadre Institute under the Supervision of Ministry of Agriculture in China.

Hui-Lan (“Tracy”) Lee has been a director since June 2003.  From April 2006 to November 2008, Ms. Lee served as Vice President of Financial Reporting of Countrywide Home Loans, Inc., a residential mortgage company, where she also served as Vice President and Director of Income Tax Compliance from April 2003 to April 2006.  From October 1996 to March 2003, Ms. Lee served as Tax Manager at Watson Pharmaceuticals, Inc., a specialty pharmaceutical company.  From 1979 to 1996, Ms. Lee held a variety of management positions with companies such as The Flying Tiger Line Inc., a large air cargo company, Quotron Systems, Inc., a large supplier of equity data to the financial community, and Lear Siegler, Inc., a conglomerate company in aerospace, automotive, agriculture and other industries.  Ms. Lee holds a bachelor’s degree in business administration from National Cheng-Kung University, Taiwan, a Master of Science degree in Taxation from Golden Gate University, and a Master of Business Administration from Indiana University.

Kirk G. Downing has been a director since February 2005.  From December 1980 to the present, he has been practicing law in Los Angeles, California. From January 1989 to June 1997, Mr. Downing also engaged in ranching, farming, logging and property development.  Mr. Downing received a bachelor’s degree in liberal arts from Portland State University and a Juris Doctorate degree from Loyola Law School.

James C. Lewis has been a director since December 2006.  From 2006 to the present, Mr. Lewis has been a partner in the law firm of Lewis, Hansen, Waldo & Pleshe, in Salt Lake City, Utah.  From July 2002 to September 2006, Mr. Lewis was involved in a number of private business ventures and practiced law under the name James C. Lewis, L.C. in Salt Lake City, Utah.  From 2000 to June 2002, Mr. Lewis was a member of the firm of Jones, Waldo, Holbrook & McDonough, Salt Lake City, Utah.  From 1997 to 2000, Mr. Lewis was a partner in the firm of Lewis Law Offices.  From 1993 to 1997, Mr. Lewis was a partner in the firm of Diumenti & Lewis. From 1987 to 1992, he was a partner in the firm of Lewis & Lehman. From 1979 to 1985, Mr. Lewis was an attorney with Kruse, Landa & Maycock.  Mr. Lewis received a bachelor’s degree in psychology from the University of Utah and a Juris Doctorate from the University of San Diego.

Vote Required

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, assuming a quorum is present. Abstentions and broker non-votes will not be counted in the voting process. Shareholders do not have cumulative voting rights in the election of Directors.

Recommendation of the Board of Directors

Our board of directors recommends that our shareholders vote “FOR” the election of the six director nominees listed above.

CORPORATE GOVERNANCE

Director Independence

Our board of directors consists of six directors.  In accordance with the current listing standards of the NYSE Arca, Inc., or the NYSE Arca, and the New York Stock Exchange, or the NYSE, our board of directors, on an annual basis, affirmatively determines the independence of each director or nominee for election as a director.  Our board of directors has determined that Hui-Lan Lee, Kirk G. Downing and James C. Lewis are each an independent director as defined by the listing standards of the NYSE Arca, the NYSE and rules of the U.S. Securities and Exchange Commission, or the SEC.  In making these determinations, our board of directors has concluded that none of those members has a relationship that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Leng You-Bin, Liu Hua and Liu Sheng-Hui are not considered independent because each serves as one of our executive officers.  The rules of the NYSE Arca and the NYSE do not require that a majority of our board of directors be independent because we are a listed domestic issuer of which more than 50% of the voting power is held by an individual.

Executive Session

The independent members of our board of directors meet in executive session (without the participation of executive officers or other non-independent directors) at least twice annually or more frequently as requested by any two directors.  The presiding director at the executive sessions is designated by the independent directors on an annual basis.  Interested persons may contact our independent directors by sending written comments directed to the “Presiding Director” or “Non-Employee Directors,” care of the Corporate Secretary to our principal executive offices.  Our Corporate Secretary will deliver the unopened materials forthwith to the presiding director or non-employee directors, as applicable.

Committees and Meeting Attendance

Our board of directors held three regular meetings during the fiscal year ended December 31, 2008, and acted eleven times by unanimous written consent.

Our board of directors has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee, or our Governance Committee.  The three committees of our board of directors held meetings as follows:

•	our Audit Committee held eight meetings and acted twice by unanimous written consent;

•	our Compensation Committee held no meetings and acted three times by unanimous written consent; and

•	our Governance Committee held no meetings and acted once by unanimous written consent.

In 2008, each director attended 75% or more of the meetings of our board of directors and of the committees of our board of directors on which such director served during the period for which he was a director or committee member.  Our Bylaws provide that the Chairman of our board of directors shall preside at all meetings of the shareholders.  Otherwise, we have no requirements for our directors to attend our Annual Meeting.

Committee Composition
The following table provides the current membership of our Audit Committee, Compensation Committee and Governance Committee. Our board of directors has determined that, with the exception of Leng You-Bin and Liu Hua, each member of these committees is an independent director as defined by the listing standards of the NYSE Arca and the NYSE, and SEC rules. The rules of the NYSE Arca and the NYSE do not require that all of the members of our Governance Committee or Compensation Committee be independent because we are a listed domestic issuer of which more than 50% of the voting power is held by an individual.

Audit Committee	Compensation Committee	Governance Committee
Kirk G. Downing	Leng You-Bin	Liu Hua
James C. Lewis	Hui-Lan Lee	Hui-Lan Lee
Hui-Lan Lee	James C. Lewis	Leng You-Bin

Board Committees

Audit Committee
Our Audit Committee consists of Kirk G. Downing, James C. Lewis and Hui-Lan Lee, each of whom is an independent director as defined by the listing standards of the NYSE Arca and the NYSE, and SEC rules.  Our board of directors has determined that Ms. Lee is an “Audit Committee Financial Expert,” as defined in Item 407(d)(5) of Regulation S-K.  Our Audit Committee appoints, retains, compensates and oversees our independent registered public accountants and reviews the scope and results of the annual audits, receives reports from our independent registered public accountants, and reports the committee’s findings to our board of directors. Our board of directors has adopted a written charter for our Audit Committee, a copy of which is available on the Investor Relations section of our website at www.americandairyinc.com.  For more information on our Audit Committee, please see the discussion below under the heading “Audit Committee Report.”

Compensation Committee
Our Compensation Committee consists of Leng You-Bin, Hui-Lan Lee, and James C. Lewis.  Our Compensation Committee assists our board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers.  Our Compensation Committee has the responsibility of establishing, implementing and monitoring our executive compensation program philosophy and practices, and seeks to ensure that the total compensation paid to our directors and executive officers is fair and competitive.

Our Compensation Committee is authorized to approve corporate goals and objectives, evaluate our Chief Executive Officer’s performance in light of those goals and objectives, and determine his compensation based upon that evaluation. Additionally, our Compensation Committee is authorized to review, and make recommendations to our board of directors regarding, the compensation of all directors, officers and members of senior management other than the Chief Executive Officer. Our Compensation Committee may delegate its authority to one or more subcommittees consisting of one or more of its members and has sole authority to retain and terminate any compensation consultant used to assist in the development and/or analysis of our compensation program and to approve such consultant’s fees and other retention terms. Leng You-Bin, our Chairman, Chief Executive Officer, President, and General Manager, participates in the discussions and decisions regarding salaries and incentive compensation for all of our executive officers, except that Mr. You-Bin is excluded from discussions regarding his own salary and incentive compensation. Our board of directors has adopted a written charter for our Compensation Committee, a copy of which is available on the Investor Relations section of our website at www.americandairyinc.com. For more information about our Compensation Committee, please see the discussions below under the headings “Compensation Committee Report” and “Compensation Discussion and Analysis.”

Governance Committee
Our Governance Committee consists of Liu Hua, Hui-Lan Lee and Leng You-Bin.  Our Governance Committee makes recommendations to our board of directors regarding the nomination of candidates to stand for election or re-election as members of our board of directors, evaluates our board of director’s performance, and provides oversight of corporate governance and ethical standards.  Our board of directors has adopted a written charter for the Governance Committee, a copy of which is available on the Investor Relations section of our website at www.americandairyinc.com.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Leng You-Bin, Hui-Lan Lee, and James C. Lewis.  Except for Leng You-Bin, our Chairman, Chief Executive Officer, President, and General Manager, none of the members of our compensation committee is an officer or employee of our company.  None of our executive officers serve, or in the past year has served, as a member of our board of directors or Compensation Committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.  See “Certain Relationships and Related Transactions—Transactions with Related Persons” below for a summary of related party transactions involving Mr. Leng.

Director Nomination

We have adopted Corporate Governance Guidelines that address the composition of our board of directors, criteria for membership on our board of directors and other governance matters related to our board of directors. Our director nomination process is also set forth in our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines is available on the Investor Relations section of our website at www.americandairyinc.com.

The Governance Committee will review annually the results of the evaluation of our board of directors and its committees, and the needs of our board of directors for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The Governance Committee will evaluate candidates for directors proposed by directors, shareholders or management in light of the Committee’s views of the current needs of our board of directors for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by our Governance Committee. The Governance Committee will also consider candidates for membership on our board of directors proposed by shareholders. Any such proposals should be made in writing to American Dairy, Inc., Star City International Building, 10 Jiuxianqiao Road, C-16th Floor, Chaoyang District, Beijing, China 100016, Attention: Legal Department. All nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Governance Committee. In making the determinations regarding nominations of directors, the Governance Committee may take into account the benefits of diverse viewpoints as well as the benefits of a constructive working relationship among directors.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our officers, directors and employees. The most recent version is available on the Investor Relations section of our website at www.americandairyinc.com.  If we make any substantive amendments to the code or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means required by applicable law.

Communications by Shareholders with Directors

Shareholders may communicate with any and all of our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board
or Board of Directors
c/o Corporate Secretary
Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
Email Address: liuhua@feihe.com

Our Corporate Secretary maintains a log of such communications and transmits as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communications, as determined by the Corporate Secretary. Our board of directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The Corporate Secretary shall relay all communications to directors absent safety or security issues.

PROPOSAL NO. 2: APPROVAL OF 2009 STOCK INCENTIVE PLAN

Background and Purpose of the 2009 Plan

We are asking our shareholders to approve our 2009 Stock Incentive Plan, or the 2009 Plan. Our board of directors adopted the 2009 Plan on May 7, 2009, subject to its approval by our shareholders. The 2009 Plan is intended to better align the interests of participants in the 2009 Plan with all our shareholders and to promote our long-term growth and profitability by providing us with the tools to remain competitive in attracting and retaining employees, directors, officers and certain other contractors. Under the 2009 Plan, we may grant eligible participants incentive stock options, nonqualified stock options, restricted stock awards, performance stock awards, and other types of equity incentives.

In preparing the 2009 Plan, we have considered the impact of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” or SFAS 123(R). SFAS 123(R) requires us to treat all equity awards as an expense, including stock options and restricted stock units. Under the fair value recognition provisions of SFAS 123(R), we are required to measure the cost of employee services received in exchange for share-based compensation measured at the grant date fair value, or minimal value, of the award.  The 2009 Plan will provide our plan administrator with broad discretion to award equity incentives in the form of stock options, restricted stock awards or units, performance stock awards or units, or any combination of the foregoing, as our plan administrator deems appropriate.

The number of shares of common stock available for issuance under the 2009 Plan is 2,000,000 shares, plus any shares that are available for grant under our 2003 Stock Incentive Plan, or the Prior Plan, or would again become available for grant under the Prior Plan, in accordance with its terms.  As of May 7, 2009, there were 2,545,980 shares available for grant under the Prior Plan and, accordingly, 4,545,980 shares available for issuance under the 2009 Plan.  As of May 27, 2009, we had approximately 2,880 employees eligible to participate in the 2009 Plan, in addition to certain other eligible contractors.

A copy of the 2009 Plan, as proposed, is attached to this Proxy Statement as Appendix I and is incorporated herein by reference. The following description of the 2009 Plan is a summary and does not purport to be a complete description. See Appendix I for more detailed information.

Summary of the 2009 Plan

The 2009 Plan provides a means whereby our employees, directors, officers, consultants, agents, advisors and independent contractors may be granted incentive stock options, nonqualified stock options, restricted stock awards, performance stock awards, and other types of equity incentives. Subject to adjustment required in the event of any recapitalization of us, the numbers of shares available for issuance under the 2009 Plan as proposed will be as described above. Shares subject to awards granted under the 2009 Plan that have lapsed or terminated may again become subject to awards granted under the 2009 Plan.

The plan administrator of the 2009 Plan is our Compensation Committee or such other committees, consisting of one or more members of our board of directors, to whom the responsibility for administering the 2009 Plan may be delegated, subject to such limitations as our board of directors deems appropriate.  Subject to the terms of the 2009 Plan and certain limitations on the exercise of its discretions required by Section 162(m) of the Internal Revenue Code, or the Code, the plan administrator will determine the terms and conditions of awards granted under the 2009 Plan, including the vesting of restricted stock awards and the exercise price of any options granted under the 2009 Plan.  Except as discussed below in the context of options intended to qualify as “incentive stock options” for U.S. tax purposes, there is no requirement that the plan administrator grant options under the 2009 Plan with an exercise price at or above the fair market value of the underlying shares on the date of grant.

The 2009 Plan provides that the plan administrator must establish an exercise price for options that are intended to qualify for U.S. tax purposes as “incentive stock options,” or ISOs, that is not less than the fair market value per share at the date of grant.  Each ISO must expire within ten years of the date of grant. However, if ISOs are granted to persons owning more than 10% of our voting stock, the 2009 Plan and the U.S. tax laws pertaining to ISOs provide that the exercise price may not be less than 110% of the fair market value per share at the date of grant.  On May 29, 2009, the average of the high and low sale prices of our common stock was $36.54 per share, as reported by the NYSE Arca.  As most of our employees are Chinese citizens and are not subject to U.S. taxation, we anticipate that most of the options awarded under the 2009 Plan will not be ISOs.

For options that are not intended to qualify as ISOs for U.S. tax purposes (also known as nonqualified stock options, or NSOs), the 2009 Plan does not require the plan administrator to establish an exercise price that is not less than the fair market value per share at the date of grant.  Accordingly, the plan administrator may establish any exercise price for an NSO, including an exercise price that is less than the fair market value per share at the date of grant.

The option exercise price may be paid in cash or by check, by tendering shares of common stock that the optionee has owned for at least six months, by a broker-assisted cashless exercise, by any combination of the foregoing, or with such other consideration as the plan administrator may permit. Unless otherwise established by the plan administrator, the term of each option is ten years from the date of grant, except that if ISOs are granted to persons owning more than 10% of our voting stock, the term may not exceed five years.

The plan administrator is authorized to make restricted stock awards on such terms and conditions and subject to such restrictions (whether based on performance standards, periods of service or otherwise), as the plan administrator may determine. Restrictions may include repurchase or forfeiture rights in favor of us.

No restricted stock award or option may be transferred by the participant other than by will or the laws of descent or distribution, except for certain transfers that may be permitted by the plan administrator. Unless otherwise established by the plan administrator, an optionee whose relationship with us or any related corporation ceases for any reason (other than termination for cause, retirement, death or disability, as such terms are defined in the 2009 Plan) may exercise the option, to the extent vested on the date of termination, in the three-month period following such cessation (unless such options terminate or expire sooner by their terms). In the event the optionee is terminated for cause, the options terminate upon the first notification to the optionee of such termination. In the event the optionee retires, dies or becomes permanently and totally disabled, options vested as of the date of retirement, death or disability may be exercised prior to the earlier of the option’s specified expiration date and one year from the date of the optionee’s retirement, death or disability.

In the event of a Corporate Transaction (as defined in the 2009 Plan), the plan administrator will determine whether provisions will be made in connection with the Corporate Transaction for the assumption of awards under the 2009 Plan or substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the plan administrator determines that no such assumption or substitution will be made, each outstanding restricted stock award and each outstanding option under the 2009 Plan will automatically accelerate so that it will become 100% vested immediately before the Corporate Transaction.

The 2009 Plan does not have a fixed expiration date. No ISOs may be granted under the 2009 Plan, however, more than ten years after the later of (i) the 2009 Plan’s adoption by our board of directors and (ii) the adoption by our board of directors of any amendment to the 2009 Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code.

Federal Income Tax Consequences

The material U.S. federal income tax consequences to us and to any person granted a stock award or an option under the 2009 Plan who is subject to taxation in the United States under existing applicable provisions of the Code and underlying Treasury Regulations are substantially as follows. The following summary does not address state, local or foreign tax consequences, or other tax consequences based on particular circumstances, and it is based on present law and regulations as in effect as of the date hereof.

Nonqualified Stock Options
No income will be recognized by an optionee upon the grant of an NSO. Upon the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value at the time of exercise of the shares acquired over the exercise price. Upon a later sale of those shares, the optionee will have capital gain or loss equal to the difference between the amount realized on such sale and the tax basis of the shares sold. Furthermore, this capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year before they are sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares’ holding period will begin on the day after the exercise date.

If the optionee uses already-owned shares to pay the exercise price of an NSO in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee’s tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

Incentive Stock Options
No income will be recognized by an optionee upon the grant of an ISO. The rules for the tax treatment of an NSO also apply to an ISO that is exercised more than three months after the optionee’s termination of employment (or more than 12 months thereafter in the case of disability, as defined in the 2009 Plan). Upon the exercise of an ISO during employment or within three months after the optionee’s termination of employment (12 months in the case of permanent and total disability), for regular tax purposes the optionee will recognize no ordinary income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time equal to the excess of the fair market value of the shares over the exercise price). If the acquired shares are sold or exchanged after the later of (i) one year from the date of exercise of the option and (ii) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option exercise price will be taxed to the optionee as long-term capital gain or loss. If the shares are disposed of in an arms’ length sale before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares received on the exercise date over the exercise price (or, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon the disposition of the shares and (ii) the exercise price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

Company Deduction
In all the foregoing cases, we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to certain limitations. Among these limitations is Section 162(m) of the Code. Certain performance-based compensation is not subject to the Section 162(m) limitation on deductibility. Stock options and restricted stock awards can qualify for this performance-based exception if they meet the requirements set forth in Section 162(m) and Treasury Regulations promulgated thereunder. The 2009 Plan has been drafted to allow compliance with those performance-based criteria.

New Plan Benefits

On May 7, 2009, our Compensation Committee granted an aggregate of 2,073,190 performance stock options to certain of our officers and employees under the 2009 Plan.  None of these performance stock options are intended to qualify as ISOs for U.S. tax purposes.  These awards are subject to shareholder approval of the 2009 Plan at our 2009 Annual Meeting of Shareholders.  The performance stock options each have an exercise price of $16.86.  The following table sets forth the number of performance stock options granted to each of our “named executive officers” (as defined by Item 402(m)(2) of Regulation S-K):

Named Executive Officer	Performance Stock Options
	Number	Percent of Aggregate Grant(1)
Leng You-Bin Chairman, Chief Executive Officer, President and General Manager	150,000	7.2%
Liu Hua Vice Chairman, Secretary and Treasurer	50,000	2.4%
Liu Sheng-Hui Vice President of Finance, Feihe Dairy	50,000	2.4%
Current executive officers as a group	250,000	12.1%
Non-executive officer directors and nominees as a group	0	0.0%
Non-executive officer employees as a group	1,823,190	87.9%

(1)           Based on an aggregate of 2,073,190 non-statutory performance stock options granted.

The performance stock options will vest in two equal tranches on the fourth and fifth anniversaries of the date such options were granted, provided that the recipient has met the performance criteria established in accordance with the 2009 Plan and the option holder continues to be an employee of, or service provider to, us or our subsidiaries at the time of the relevant vesting dates.  If the recipient fails to satisfy the performance goals related to a vesting date, the options that would otherwise vest on that date will be forfeited and cancelled.

All awards under the 2009 Plan will be subject to shareholder approval at our 2009 Annual Meeting of Shareholders.  Except as described above, awards under the 2009 Plan will be granted under the discretion of our plan administrator and, accordingly, are not yet determinable.  In addition, benefits under the 2009 Plan, including performance awards, will depend on a number of factors, including the fair market value of our common stock on future dates, actual performance measured against performance goals and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2009 Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 with respect to our common stock that may be issued under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	454,020	$20.30	2,545,980
Equity compensation plans not approved by security holders	—	—	—
Total	454,020	$20.30	2,545,980

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Recommendation of the Board of Directors

Our board of directors recommends that the shareholders vote “FOR” the approval of our 2009 Stock Incentive Plan.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our board of directors has selected the firm of Grant Thornton, the Hong Kong member firm of Grant Thornton International, Ltd., or Grant Thornton, as our independent registered public accounting firm to audit our consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2009, and recommends that shareholders vote for ratification of this appointment.

In December 2007, we dismissed Murrell, Hall, McIntosh & Co. PLLP, or MHM, as our independent registered accountant following notification of our informal SEC investigation related to individuals and entities that provided certain advisory services to us. The decision to dismiss MHM was approved by our Audit Committee.  The report of MHM on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles for either of our two most recent fiscal years. During our two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.  During our two most recent fiscal years and the subsequent interim period through the date of dismissal there were no disagreements with MHM on any matter of accounting principles or practices, financial statements or disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of MHM, would have caused it to make reference to the matter in connection with its reports.  On December 7, 2007 we filed a Current Report on Form 8-K to announce these changes in our certifying accountant. We provided a copy of that Current Report to MHM and requested MHM to furnish a letter addressed to the SEC stating whether MHM agreed with the statements contained therein. A copy of MHM’s letter was filed as Exhibit 16.1 to the Current Report.

Shareholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Grant Thornton to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, our Audit Committee and Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our shareholders. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The following discussion describes the fees billed to us by Grant Thornton for services rendered for the fiscal years ended December 31, 2007 and 2008. For additional information on the types of fees discussed below, and the Audit Committee’s pre-approval procedures, please see the discussion below under the heading “Audit Committee Report.”

Audit Fees

The aggregate audit fees billed by Grant Thornton for the fiscal years ended December 31, 2007 and December 31, 2008 were approximately $1,109,448 and $400,000, respectively. Services provided include the audit of our annual financial statements, the audit of our internal control over financial reporting, review of unaudited quarterly financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with regulatory filings or engagements, for those fiscal years.  Audit fees also reflect advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

Grant Thornton did not bill any audit-related services fees for the fiscal years ended December 31, 2008 and December 31, 2007.

Tax Fees

Grant Thornton did not bill any fees for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2008 and December 31, 2007.

All Other Fees

Grant Thornton did not bill any fees for any other services for either of the last two fiscal years.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Recommendation of the Board of Directors

Our Board recommends that the shareholders vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

MANAGEMENT

Directors

The following table sets forth the name and age of each member of our board of directors, the positions and offices held by each director with us, and the period during which the director has served as one of our directors.  Directors serve until the election and qualification of their successors.

Name	Age	Position	Director Since

Leng You-Bin	44	Chairman, Chief Executive Officer, President, and General Manager	2003
Liu Hua	36	Vice Chairman, Secretary, Treasurer, and Director	2003
Liu Sheng-Hui	38	Vice President of Finance, Feihe Dairy, and Director	2003
Hui-Lan Lee	59	Director	2003
Kirk G. Downing, Esq.	56	Director	2005
James C. Lewis, Esq.	56	Director	2006

Leng You-Bin has been our Chairman, Chief Executive Officer, President, and General Manager since May 2003.  From January 2002 to May 2003, Mr. Leng served as the Chief Executive Officer and President of our subsidiary, American Flying Crane Corporation. From 1997 to 2002, Mr. Leng served as the General Manager of our subsidiary, Feihe Dairy, and he became the Chairman and General Manager in 2000.  From 1989 to 1997, Mr. Leng served as a technician, deputy director and director of Zhaoguang Dairy Plants, the predecessor of Feihe Dairy.  Mr. Leng received a bachelor’s degree in food engineering from Northeast Agriculture University, China. and Shanghai Light Industrial college and studied business administration at Beijing University.

Liu Hua has been our Vice Chairman since April 2008, and he has also served as Secretary, Treasurer, and a director since May 2003.  From May 2003 to April 2008, Mr. Liu served as our Chief Financial Officer, Secretary, and Treasurer.  From November 2000 to May 2003, Mr. Liu served as the Financial Officer of our subsidiary, Feihe Dairy.  From June 1998 to November 2000, Mr. Liu served as the Chief Executive Officer of Shenzhen Cima Limited, a financial consulting company.  From January 1996 to June 1998, Mr. Liu served as Chief Executive Officer of Shensheng Jiajing Inc., a trading company.  From September 1993 to January 1996, Mr. Liu served as the Chief Executive Officer of Zhengzhou Huacheng Limited, a trading company.  Mr. Liu received a bachelor’s degree in finance and economics from Xian Jiaotong University and from Shenzhen University.

Liu Sheng-Hui has been a director since May 2003, and he has also served as Vice President of Finance of our subsidiary, Feihe Dairy since August 2001.  From January 2000 to May 2003, Mr. Liu served as Chief Financial Officer and a director of American Flying Crane Corporation.  From September 1998 to January 2000, Mr. Liu served as Chief Financial Officer at Feihe Dairy, where he also served in a variety of business positions from July 1992 to September 1998.  Mr. Liu received a bachelor’s degree in economics from Northeast Agriculture University, China, and an associate degree in accounting from Country Cadre Institute under the Supervision of Ministry of Agriculture in China.

Hui-Lan (“Tracy”) Lee has been a director since June 2003.  From April 2006 to November 2008, Ms. Lee served as Vice President of Financial Reporting of Countrywide Home Loans, Inc., a residential mortgage company, where she also served as Vice President and Director of Income Tax Compliance from April 2003 to April 2006.  From October 1996 to March 2003, Ms. Lee served as Tax Manager at Watson Pharmaceuticals, Inc., a specialty pharmaceutical company.  From 1979 to 1996, Ms. Lee held a variety of management positions with companies such as The Flying Tiger Line Inc., a large air cargo company, Quotron Systems, Inc., a large supplier of equity data to the financial community, and Lear Siegler, Inc., a conglomerate company in aerospace, automotive, agriculture and other industries.  Ms. Lee holds a bachelor’s degree in business administration from National Cheng-Kung University, Taiwan, a Master of Science degree in Taxation from Golden Gate University, and a Master of Business Administration from Indiana University.

Kirk G. Downing has been a director since February 2005.  From December 1980 to the present, he has been practicing law in Los Angeles, California. From January 1989 to June 1997, Mr. Downing also engaged in ranching, farming, logging and property development.  Mr. Downing received a bachelor’s degree in liberal arts from Portland State University and a Juris Doctorate degree from Loyola Law School.

James C. Lewis has been a director since December 2006.  From 2006 to the present, Mr. Lewis has been a partner in the law firm of Lewis, Hansen, Waldo & Pleshe, in Salt Lake City, Utah.  From July 2002 to September 2006, Mr. Lewis was involved in a number of private business ventures and practiced law under the name James C. Lewis, L.C. in Salt Lake City, Utah.  From 2000 to June 2002, Mr. Lewis was a member of the firm of Jones, Waldo, Holbrook & McDonough, Salt Lake City, Utah.  From 1997 to 2000, Mr. Lewis was a partner in the firm of Lewis Law Offices.  From 1993 to 1997, Mr. Lewis was a partner in the firm of Diumenti & Lewis. From 1987 to 1992, he was a partner in the firm of Lewis & Lehman. From 1979 to 1985, Mr. Lewis was an attorney with Kruse, Landa & Maycock.  Mr. Lewis received a bachelor’s degree in psychology from the University of Utah and a Juris Doctorate from the University of San Diego.

Executive Officers

The following table sets forth the name and age of each of our executive officers, the positions and offices held by each executive officer with us, and the period during which the executive officer has served as one of our executive officers.  All officers serve at the pleasure of our board of directors.

Name	Age	Position	Officer Since

Leng You-Bin	44	Chairman, Chief Executive Officer, President, and General Manager	2003
Liu Hua	36	Vice Chairman, Secretary, Treasurer, and Director	2000
Jonathan H. Chou	44	Chief Financial Officer	2008
Liu Sheng-Hui	38	Vice President of Finance, Feihe Dairy, and Director	2001
Nie Bo	36	Head of Sales and Marketing	2007

Leng You-Bin’s biographical summary is included under “— Directors,” above.

Liu Hua’s biographical summary is included under “— Directors,” above.

Jonathan H. Chou has been our Chief Financial Officer since April 2008.  From February 2006 to June 2007, Mr. Chou served as the Asia Pacific Corporate Chief Financial Officer and Vice President of Mergers & Acquisitions for Honeywell International. From September 2003 to June 2006, Mr. Chou served as the Asia Regional Chief Financial Officer of Tyco Fire & Security (ADT), a division of Tyco International. From May 2000 to September 2003, Mr. Chou served the Asia Pacific Chief Financial Officer of Lucent Technologies, where he oversaw regional Sarbanes-Oxley compliance and restructuring efforts during the downturn of the telecommunications sector. Mr. Chou received a bachelor’s degree in arts from the State University of New York at Buffalo and a Masters of Business Administration degree from Fuqua School of Business at Duke University.

Liu Sheng-Hui’s biographical summary is included under “— Directors,” above.

Nie Bo has been our Head of Sales and Marketing since July 2007.  From November 2006 to July 2007, Mr. Nie served as Vice General Manager and National Sales Director for Anlijia Dairy (Beijing) Limited, a dairy company.  From February 2003 to November 2006, Mr. Nie served as National Sales Director for Inner Mongolia Yili Industrial Group Co., Ltd., a large dairy company in China.  From October 2001 to February 2003, Mr. Nie served as Manager of North China Region for Anyi Dairy, a large New Zealand dairy enterprise. From October 1998 to September 2001, Mr. Nie served as Manager Assistant and Regional Sales Manager for Meadow Gold Investment Co., Ltd., a multinational dairy products company.  Mr. Nie received a bachelor’s degree in thermal engineering from Central South University of Technology in Hunan Province, China.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Compensation Committee assists our board of directors in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers.  With the responsibility of establishing, implementing and monitoring our executive compensation program, philosophy and practices, our Compensation Committee seeks to ensure that the total compensation paid to our directors and executive officers is fair and competitive.

Compensation Philosophy and Objectives

Our Compensation Committee’s goals regarding executive compensation are primarily to recruit, hire, retain, motivate and reward.  In determining what constitutes a fair and competitive compensation for each executive, our Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels based on the executive’s general business and industry knowledge and experience and comparable to executives in other companies of similar size and stage of development, while taking into account our relative performance and our strategic goals.

We conduct an annual review of the aggregate level of our executive compensation as part of our annual budget review and annual performance review processes.  During our review of an individual executive’s compensation, our Compensation Committee primarily considers individual performance of that executive and internal review of the executive’s compensation, both individually and relative to other executive officers.  Our Compensation Committee also considers factors of corporate performance including our stock price, sales revenue and the current overall economic situation.  Adjustments to salary levels are typically made annually as part of our performance review process, as well as upon a change in job responsibility.  Merit-based increases to salaries are based on our Compensation Committee’s assessment of the individual’s performance.

While we do not currently have performance-based compensation arrangements in place, our board of directors adopted the 2009 Plan and has recommended that our shareholder approve the 2009 Plan.  Our Compensation Committee granted an aggregate of 250,000 non-statutory performance stock options to certain of our named executive officers under the 2009 Plan.  These awards are subject to shareholder approval of the 2009 Plan at our 2009 Annual Meeting of Shareholders.  For further information regarding these performance stock options, see “Proposal No. 2: Approval of 2009 Stock Incentive Plan—New Plan Benefits,” above.  We believe that performance-based compensation arrangements can better align the interests of key executives and other employees with those of our shareholders.

Setting Executive Compensation

Historically, our executive compensation has consisted of base salary and equity incentives:

Base Salary:  Our Compensation Committee determines executive salaries based on job responsibilities and individual experience, and also compares the amounts we pay against comparable competitive market compensation for similar positions within similar industries.  In making such a comparison, we review compensation information made available to us through recruiting or investor relations firms as well as public data of a peer group comprised of at least twenty companies, which include Chinese dairy companies listed on stock exchanges in countries other than China (including, for example, companies such as China Mengniu Dairy Company Limited and Synutra International, Inc.), U.S. listed companies with substantial if not all operations in China (including, for example, companies such as American Oriental Bioengineering Inc. and New Oriental Education and Technology Group Inc.), and American companies in the food and/or dairy industries (including, for example, companies such as Dean Foods Company and Kraft Foods, Inc.).  We expect to continue to provide competitive salaries to our executive officers by reviewing the salaries of our executives annually and, if appropriate, recommending increases in salaries based on individual performance during the prior calendar year and cost of living adjustments.

Equity Awards:  Our Compensation Committee determines stock, options and other awards after consulting with recruiting firms that provide market information concerning equity awards to executives of similar positions in the peer group of companies described above.  Our board of directors adopted the 2009 Plan and has recommended that our shareholder approve the 2009 Plan, which would allow the grant of performance-based and other equity awards.  In addition, we have adopted a 401(k) plan for employees who are U.S. taxpayers.

Monitoring our Executive Compensation Program

Our Compensation Committee monitors our executive compensation program by routinely comparing it to the compensation programs of similarly situated companies and considering other factors such as performance, length of service, peer evaluations, subjective and objective reviews.  As a result of its examination in 2008, our Compensation Committee recommended, and our board of directors approved, a cash compensation package of $200,000 for each of Leng You-Bin, our Chairman, Chief Executive Officer, President, and General Manager, and Liu Hua, who served as our Chief Financial Officer until April 15, 2008 and who continues to serve as our Vice Chairman, Secretary, Treasurer, and a director, for services rendered in 2008.

Summary Compensation Table

Name and Principal Position (1)	Fiscal Year		Bonus	Salary	Equity Awards(2)	Total
Leng You-Bin, Chairman, Chief Executive Officer,	2007		0	200,000	68,250	268,250
President, and General Manager	2008		0	200,000	120,560	320,560

Liu Hua, Vice Chairman, Secretary, Treasurer, and	2007		0	200,000	68,250	268,250
Director (3)	2008		0	200,000	120,560	320,560

Jonathan H. Chou, Chief Financial Officer	2007		0	0	0	0
	2008	(4)	55,000	116,667	140,689	312,356

(1)	Identifies our principal executive and principal financial officers during the specified periods.
(2)
Represents the dollar amount of expense recognized for financial statement reporting purposes with respect to awards of common stock or options to acquire common stock issued under our 2003 Stock Incentive Plan, in accordance to SFAS 123(R).  See the notes to our financial statements contained in our Annual Report on Form 10-K for the 2008 fiscal year, or the 2008 10-K, filed with the SEC on April 15, 2009, for an explanation of all assumptions made by us in determining the SFAS 123(R) values of our equity awards.

(3)
Liu Hua served as our Chief Financial Officer until April 15, 2008, and thereafter has continued to serve as our Vice Chairman, Secretary, Treasurer and a director. Amounts indicated include full year compensation Mr. Liu received.

(4)	Includes a signing bonus of approximately $55,000 and a proration of Mr. Chou’s annual salary of $175,000, based on an April 15, 2008 employment commencement date.

Employment Agreements

On April 15, 2008, we entered into an employment agreement with Jonathan H. Chou, who became our Chief Financial Officer on that date.  The agreement has a four-year term and provides that Mr. Chou will receive a base salary of $175,000, a signing bonus of approximately $55,000, and options to acquire up to 270,000 shares of our common stock according to a 48-month vesting schedule.  Mr. Chou is also eligible to receive discretionary bonuses at times and in amounts determined by our Compensation Committee and to participate in medical, health, dental, disability, liability insurance and life insurance benefits, and certain other fringe benefits available to executive officers.  We plan to enter into similar employment agreements with other executive officers in the future.

Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plans in the future.  Certain employees of our subsidiaries, including Leng You-Bin, our Chairman, Chief Executive Officer, President, and General Manager, have pension and healthcare benefits through plans offered by our subsidiaries, as required by local Chinese laws.

Incentive Stock Plan

Effective April 1, 2003, we adopted and approved our 2003 Incentive Stock Plan, which reserves 3,000,000 shares of common stock for issuance under the plan. The plan allows us to issue awards of incentive or non-qualified stock options, stock appreciation rights, and stock bonuses which may be subject to restrictions.  We granted to directors, employees, and management a total of 72,500 shares of common stock during 2008 under the 2003 Incentive Stock Plan.

Our 2003 Incentive Stock Plan is administered by our Compensation Committee, which consists of Leng You-Bin, our Chairman, our Chief Executive Officer, President, and General Manager, Hui-Lan Lee, and James C. Lewis.  For the fiscal year ended December 31, 2008, no plan-based awards were granted to our named executive officers for services rendered in their executive positions.  Our named executive officers did not have any unexercised stock options, stock that had not vested or equity incentive awards outstanding as of the fiscal year ended December 31, 2008, except as follows:

Name and Principal Position	Grant Date	Shares Underlying Options	Exercise Price Per Share	Vesting Date	Expiration Date
Jonathan H. Chou, Chief Financial Officer	October 15, 2008	80,000	$12.00	October 15, 2009	October 15, 2012

On May 7, 2009, our board of directors approved our 2009 Plan and our Compensation Committee granted new, non-statutory performance stock options to certain of our officers and employees.  For more information, see the discussion above under the heading “Proposal No. 2: Approval of 2009 Stock Incentive Plan.”

Board Compensation

Our directors received compensation during the year ended December 31, 2008, as follows:

Name	Stock Awards(1)
Leng You-Bin	$120,560	(2)
Liu Hua	$120,560	(2)
Liu Sheng-Hui	$120,560
Hui-Lan Lee	$150,700
Kirk G. Downing	$120,560
James C. Lewis	$120,560

(1)
Represents the dollar amount of expense recognized for financial statement reporting purposes with respect to awards of common stock under our 2003 Stock Incentive Plan, in accordance to SFAS 123(R).  In 2008, all directors received an award of 4,000 restricted shares of our common stock for their 2008 board service and an award of 4,000 restricted shares of our common stock for their 2007 board service, with an additional 1,000 shares for each such year issued to the chairperson of our Audit Committee, Hui-Lan Lee.  See the notes to our financial statements contained in the 2008 10-K for an explanation of all assumptions made by us in determining the SFAS 123(R) values of our stock awards.

(2)	Reflected in the Summary Compensation Table above under the caption “Equity Awards.”

Severance and Change of Control Agreements

As of December 31, 2008, we had no agreements or arrangements providing for payments to a named executive officer in connection with any termination.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the board of directors of American Dairy, Inc., has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management.  Based on such review and discussion, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Leng You-Bin

James C. Lewis

Hui-Lan Lee

AUDIT COMMITTEE REPORT

Our Audit Committee reviews our financial reporting process on behalf of our board of directors and is responsible for the retention of our independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process and for maintaining effective internal control over financial reporting. Our independent registered public accounting firm is responsible for expressing an opinion on (1) the conformity of our consolidated financial statements to accounting principles generally accepted in the United States of America, and (2) unless applicable SEC rules otherwise permit, the effectiveness of our internal control over financial reporting. Our Audit Committee consists of Kirk G. Downing, James C. Lewis and Hui-Lan Lee, each of whom is an independent director as defined by the listing standards of the NYSE Arca and the NYSE, and SEC rules.

Our Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 and the effectiveness of internal control over financial reporting as of December 31, 2008 with our management, has discussed with our independent registered public accounting firm the matters required to be discussed under relevant guidance of the Public Company Accounting Oversight Board, or PCAOB, including PCAOB AU 380, “Communication With Audit Committees,” and Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance,” has received the written disclosures required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with our independent registered public accounting firm its independence.  Our Audit Committee has also considered whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining its independence. Our board of directors adopted a written charter for our Audit Committee on March 2, 2005.

Consistent with SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Our Audit Committee is also responsible for reviewing with management, and pre-approving the scope and extent of, all non-audit services to be performed by our independent registered public accounting firm that require pre-approval under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Prior to the engagement of an independent registered public accounting firm for the next year’s audit, management submits an aggregate of services expected to be rendered by the independent registered public accounting firm during that year to our Audit Committee for approval, along with the anticipated fees for those services. Management’s report to our Audit Committee categorizes all anticipated fees into one of the following four classifications:

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Audit services —include fees for audit work performed on our (1) consolidated financial statements and (2) internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including review of quarterly condensed consolidated financial information, comfort letters, statutory audits, and other attestation services.

•
Audit-related services —include fees for assurance and related services that are traditionally performed by the independent registered pubic accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements. We have not incurred such costs for the past two fiscal years.

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Tax services —include fees for all services permitted to be performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audits of the financial statements and internal control over financial reporting or are prohibited under the rules of the SEC and the Public Company Accounting Oversight Board. Tax service fees include fees in the areas of corporate tax compliance, tax planning, and tax advice.

•	Other Fees —include fees associated with services not captured in the other categories. We generally do not request such services from the independent registered public accounting firm.

Prior to engagement, our Audit Committee must pre-approve these services. The fees are budgeted and our Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, our Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services.  The independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

Our Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our Audit Committee at its next scheduled meeting.

In 2008, our Audit Committee pre-approved all services provided by our independent registered public accounting firm. Private meetings were held with our independent registered public accounting firm to ensure that there were no restrictions on the scope of their audit and to discuss any items the auditors did not wish to raise with management present.

In reliance on the reviews and discussions referred to above, our Audit Committee recommended to our board of directors that the audited financial statements for the fiscal year ended December 31, 2008 be included in this Proxy Statement and in our Annual Report on Form 10-K for the 2008 fiscal year.

Audit Committee

Kirk G. Downing

James C. Lewis

Hui-Lan Lee

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Leng You-Bin, our Chairman, Chief Executive Officer, President, and General Manager, is also the founder of a Heilongjiang Feihe Dairy Educational Charitable Foundation, or HFDECF, charitable organization for under-privileged children in the Heilongjiang Province of the PRC.  We have an outstanding loan payable to HFDECF, which is unsecured, accrues interest at an annual rate of 5.85%, and is payable on demand.  In 2008, the largest aggregate amount of the indebtedness outstanding under the loan, including accrued interest, was approximately $253,000.

Review, Approval or Ratification of Transactions with Related Persons

Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law.  Such transactions require the approval of our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 27, 2009, information concerning the beneficial ownership of shares of our common stock held by our directors, our executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of 5% or more of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC.  Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person has the right to acquire within 60 days after the measurement date, such as pursuant to options, warrants or convertible notes.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information each of them has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property or similar laws may apply.  For purposes of the column for shares underlying convertible securities, in accordance with rules of the SEC, shares of our common stock underlying securities that a person has the right to acquire within 60 days of May 27, 2009 are deemed to be beneficially owned by such person for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Total Outstanding	Shares Underlying Convertible Securities (1)	Total	Percent (2)
Directors and Executive Officers
Leng You-Bin (3)	8,900,135	0	8,900,135	51.5%
Liu Hua (3)	27,200	0	27,200	*
Jonathan H. Chou (3)	0	0	0	0%
Liu Sheng-Hui (3)	287,774	0	287,774	1.7%
Hui-Lan Lee (3)	39,500	0	39,500	*
Kirk G. Downing (3)	14,500	0	14,500	*
James C. Lewis (3)(4)	35,000	0	35,000	*
Nie Bo (3)	0	0	0	0%
Directors and executive officers as a group (8 persons)	9,304,109		9,304,109	53.7%

5% Beneficial Owners
Entities associated Pike Capital Partners (5)	1,500,000	250,000	1,750,000	10.1%
275 Madison Avenue, Suite 418
New York, NY 10016
River Road Asset Management (6)	1,092,294	0	1,092,294	6.3%
462 S. 4th Street, Suite 1600
Louisville, KY 40202

*Less than 1%

(1)
Includes shares of our common stock issuable upon exercise of options or upon conversion of warrants or convertible notes, if the person has the right to acquire such shares within 60 days of May 27, 2009.

(2)	Based on 17,317,307 shares of our common stock outstanding as of May 27, 2009.

(3)	The address for this beneficial owner is c/o American Dairy, Star City International Building, 10 Jiuxianqiao Road, C-16th Floor, Chaoyang District, Beijing, China 100016.

(4)	James C. Lewis holds such shares jointly with his spouse.

(5)
Consists of 1,324,026 shares of our common stock and warrants to purchase 219,514 shares of our common stock held by Pike Capital Partners (QP) LP (“PCPQP”), and 175,974 shares of our common stock and warrants to purchase 30,486 shares of our common stock held by Pike Capital Partners LP (“PCP”).  Pike Capital Management LLC (“PCM”) is the general partner of PCPQP and of PCP.  Daniel W. Pike is the managing member of PCM and, in such capacity, has voting and dispositive power over such shares.

(6)	Thomas D. Mueller is the Chief Operating Officer and Chief Compliance Officer of River Road Asset Management, LLC, and, in such capacity, has voting and dispositive power over such shares.

The following table sets forth information issuances of securities pursuant to equity compensation plans as of December 31, 2008:

Plan Category	Number of securities issued and to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	454,020	$20.30	2,545,980
Total	454,020	$20.30	2,545,980

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on our review of the copies of such forms we have received, we believe that during the year ended December 31, 2008, filing requirements applicable to our officers, directors and 10% owners of our common stock were complied with.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2010

Shareholder proposals which are intended to be presented by such shareholders at our 2010 Annual Meeting of shareholders must be received by the Secretary of American Dairy at our principal executive offices no later than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to shareholders in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. In order for notice of a proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received prior to 45 calendar days in advance of the one year anniversary of the date our proxy statement was released to shareholders.

OTHER MATTERS

Our board of directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as our board of directors may recommend.

To the extent that this Proxy Statement is incorporated by reference into any other filing by American Dairy under the Securities Act or the Exchange Act, the sections of this proxy statement above entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing.

June 8, 2009	BY ORDER OF THE BOARD OF DIRECTORS

	By:	/s/ Leng You-Bin
Leng You-Bin
Chief Executive Officer and President (Principal Executive Officer)

Appendix I

AMERICAN DAIRY, INC.
2009 STOCK INCENTIVE PLAN

1.	Purpose.

The purpose of the American Dairy, Inc. 2008 Stock Incentive Plan (the “Plan”) is to enhance the long-term stockholder value of American Dairy, Inc., a Utah corporation (the “Company”), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section  2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1           “Award” means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options, Performance Options, Performance Stock Awards,  and Restricted Stock Awards or any combination of the foregoing.

2.2           “Board” means the Board of Directors of the Company.

2.3           “Cause” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), as provided under applicable law, in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4           “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.5           “Common Stock” means the common stock, par value $.01 per share, of the Company.

2.6           “Corporate Transaction” means any of the following events:

(a)           Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

(b)           Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation (as the term “subsidiary corporation” is defined in Section 8.3) of the Company; or

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(c)           Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7           “Disability” means “permanent and total disability” as that term is defined for purposes of Section 22(e)(3) of the Code.

2.8           “Early Retirement” means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.9           “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.10          “Fair Market Value” shall be established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq Global Market or the Nasdaq Capital Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq Global Market or the Nasdaq Capital Market (as the case may be) for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange, the NYSE Arca Exchange, or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.  Notwithstanding anything in this Plan to the contrary, to the extent applicable, the determination of the Fair Market Value of a share of Common Stock shall be determined in a manner which complies with Section 409A of the Code and the applicable Treasury Regulations promulgated thereunder.

2.11           “Grant Date” means the date the Plan Administrator adopted the granting resolution and all conditions precedent to the grant have been satisfied; provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date. If, however, the Plan Administrator designates in a resolution a later date as the date an Award is to be granted, then such later date shall be the “Grant Date.”

2.12           “Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

2.13           “Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.14           “Option” means the right to purchase Common Stock granted under Section 7.

2.15           “Participant” means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (c) person(s) to whom an Award has been transferred in accordance with Section 10.

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2.16           “Performance Option” means an Option subject to performance requirements granted under Section 7.

2.17           “Performance Stock Award” means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions and/or performance requirements prescribed by the Plan Administrator.

2.18           “Plan Administrator” means the Compensation Committee of the Board or any successor committee of the Board designated to administer the Plan under Section 3.1.

2.19           “PRC” means the People’s Republic of China.

2.20           “Restricted Stock Award” means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

2.21           “Retirement” means retirement on or after the individual’s normal retirement date under PRC law or the law of such individual’s other jurisdiction of employment unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

2.22           “Securities Act” means the United States Securities Act of 1933, as amended.

2.23           “Subsidiary”, except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect subsidiary of the Company.

3.	Administration.

3.1           Plan Administrator.  The Plan shall be administered by the Compensation Committee of the Board or a successor committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “non employee directors” as contemplated by Rule 16b-3 under the Exchange Act. The Plan Administrator may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Plan Administrator may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Plan Administrator.

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3.2           Administration and Interpretation by the Plan Administrator.  Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

4.	Stock Subject to the Plan.

4.1           Authorized Number of Shares.  Subject to adjustment from time to time as provided in Section 11.1, the number of shares of Common Stock that shall be available for issuance under the Plan shall be: (a) 2,000,000 shares plus (b) any authorized shares of Common Stock that, as of May 7, 2009, were available for issuance under the American Dairy, Inc. 2003 Incentive Stock Plan (the “Prior Plan”)  (or that thereafter become available for issuance under the Prior Plan in accordance with its terms).  The maximum aggregate number of shares of  Common Stock that may be issued under the Plan pursuant to the exercise or vesting of Awards shall be the number determined pursuant to the preceding sentence, as adjusted from time to time pursuant to Section 11.1.  Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2           Limitations.  Subject to adjustment from time to time as provided in Section 11.1, the number of shares of Common Stock that may be made subject to Awards under the Plan to any individual shall be limited in accordance with the requirements under Section 162(m) of the Code.

4.3           Reuse of Shares.  Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), and/or shares of Common Stock subject to repurchase or forfeiture which are subsequently reacquired by the Company, shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

5.	Eligibility.

Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

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6.	Awards.

6.1           Form and Grant of Awards.  The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Performance Options, Performance Stock Awards and Restricted Stock Awards. Awards may be granted singly or in combination.

6.2           Settlement of Awards.  The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3           Acquired Company Option Awards.  Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

7.	Terms and Conditions of Options.

7.1           Grant of Options.  The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options or Performance Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2           Option Exercise Price.  The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

7.3           Term of Options.  The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

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7.4           Exercise and Vesting of Options.  The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. To the extent that an Option has become exercisable, the Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.6. The Plan Administrator may determine at any time that an Option may not be exercised as to less than any number of shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the Option).

7.5           Performance Options.  The Plan Administrator is authorized to subject an Option to performance requirements (which may be based on continuous service with the Company or the achievement of performance goals related to profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, must be satisfied as a condition of the Option becoming vested and exercisable.  Such performance requirements shall be set forth in the instrument evidencing the Award.

7.6           Payment of Exercise Price.  Except in the case that a cashless exercise or same-day-sale is approved and implemented by the Plan Administrator, the exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the United States Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.6, or by such other consideration as the Plan Administrator may permit.

7.7           Post-Termination Exercises.  The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

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In case of termination of the Participant’s employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within one year if the termination of the Participant’s employment or services is coincident with Retirement, Early Retirement at the Company’s request or Disability or (b) within three months after the date the Participant ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Participant’s employment or services is for any reason other than Retirement, Early Retirement at the Company’s request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Participant’s death may be exercised, to the extent of the number of shares vested at the date of the Participant’s death, by the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Participant’s employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Participant’s employment or services for Cause, the Option shall automatically terminate upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or services with the Company are suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option likewise shall be suspended during the period of investigation.

With respect to employees, unless the Plan Administrator at any time determines otherwise, “termination of the Participant’s employment or services” for purposes of the Plan (including without limitation this Section 7) shall mean any reduction in the Participant’s regular hours of employment to less than thirty (30) hours per week. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

7.8           Prohibition on Option Repricing.  An option issued under the Plan may not, without prior approval of the Company’s stockholders at a duly-constituted meeting, be repriced by lowering the option exercise price or by cancellation of an outstanding option with a subsequent replacement or re-grant of an option with a lower exercise price.

8.	Incentive Stock Option Limitations.

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

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8.1           Dollar Limitation.  To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2           10% Stockholders.  If an individual owns more than 10% of the total voting power of all classes of the Company’s stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

8.3           Eligible Employees.  Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4           Term.  The term of an Incentive Stock Option shall not exceed 10 years.

8.5           Exercisability.  To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination. Disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of Disability to the Plan Administrator. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6           Taxation of Incentive Stock Options.  In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

9.	Restricted Stock Awards and Performance Stock Awards.

9.1           Grant of Restricted Stock Awards.  The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions and/or requirements, as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Restricted Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock Award shall occur by reason of termination of the Participant’s employment or service relationship.

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9.2           Performance Stock Awards.  The Plan Administrator in its sole discretion is authorized to subject Restricted Stock Awards to performance restrictions and/or requirements which may be based on continuous service with the Company or the achievement of performance goals related to profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies. To the extent an Award subject to performance goals is intended to be exempt under  Section 162(m) of the Code, unless otherwise permitted in compliance with Section 162(m) of the Code, the Plan Administrator shall establish the performance goals (and any applicable performance award formula) applicable to the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period or (b) the date on which twenty five percent (25%) of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain.

9.3           Issuance of Shares.  Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Restricted Stock Award, or upon the Participant’s release from any terms, conditions and restrictions of a Restricted Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant’s death, to the personal representative of the Participant’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.4           Waiver of Restrictions.  Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Restricted Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock Award is settled in such a manner as would increase the amount otherwise payable to a Participant.

10.	Assignability.

No Awards granted under the Plan or any interest therein may be assigned, pledged or transferred by the Participant other than by will or by the applicable laws of descent and distribution, and, during the Participant’s lifetime, such Award may be exercised only by the Participant or a permitted assignee or transferee of the Participant (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant’s death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

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11.	Adjustments.

11.1           Adjustment of Shares.  In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Sections 4.1;  (ii) the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

11.2           Corporate Transaction.

(a)           Options.  Except as otherwise provided in the instrument that evidences the Option, in the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Participant (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Participant, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Participants. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Participants. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Participants, and each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable. All such Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

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(b)           Performance Stock Awards or Restricted Stock Awards.  Except as otherwise provided in the instrument that evidences the Award, in the event of a Corporate Transaction, the vesting of shares subject to Performance Stock Awards or Restricted Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Corporate Transaction. If unvested Options are to be assumed, continued or substituted by a successor corporation without acceleration upon the occurrence of a Corporate Transaction, the forfeiture provisions to which such Performance Stock Awards or Restricted Stock Awards are subject will continue with respect to shares of the successor corporation that may be issued in exchange for such shares subject to Performance Stock Awards or Restricted Stock Awards.

11.3           Further Adjustment of Awards.  Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4           Limitations.  The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.5           Fractional Shares.  In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

12.	Withholding.

The Company may require the Participant to pay to the Company the amount of any taxes or social insurance contributions that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the minimum required federal withholding rate), or (c) by transferring shares of Common Stock to the Company (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes or social insurance contributions. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

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13.	Amendment and Termination of Plan.

13.1           Amendment of Plan.  The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

13.2           Termination of Plan.  The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the later of (a) the Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

13.3           Consent of Participant.  The amendment or termination of the Plan shall not, without the consent of the Participant, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

14.	General.

14.1           Evidence of Awards.  Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

14.2           Continued Employment or Services; Rights in Awards.  None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company’s right to terminate the employment or services of any person.

14.3           Registration.  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with U.S. federal and state securities laws.

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Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an Award, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws.

14.4           No Rights As A Stockholder.  No Option or Award shall entitle the Participant to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

14.5           Compliance With Laws And Regulations.  No Shares of Common Stock shall be issued pursuant to an Award unless such issuance complies with all applicable laws and regulations. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

14.6           No Trust Or Fund.  The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

14.7           Severability.  If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

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14.8           Participants In Foreign Countries.  The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable, after consideration of the provisions of the laws of the PRC or other foreign countries in which the Company or its Subsidiaries may operate, to ensure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.   The Plan Administrator may restrict the issuance of shares of Common Stock pursuant to any Awards or delay the removal of restrictions on shares of Common Stock pursuant to any Awards until it determines in its discretion that  the Company or its Subsidiaries has satisfied the legal or regulatory  procedures or requirements as may be necessary or desirable to ensure the viability of the benefits of the Awards.

14.9           Choice Of Law.  The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the federal laws of the United States, shall be governed by the laws of the State of Utah without giving effect to principles of conflicts of laws.

15.	Effective Date.

The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 8, 2009: A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report of Form 10-K for the 2008 fiscal year, may be viewed at www.shareholdermaterial.com/ADY.

AMERICAN DAIRY, INC.

Proxy for the Annual Meeting of Shareholders

To be held on July 8, 2009

Solicited by the Board of Directors

The undersigned hereby appoints Liu Hua and Judy F. Tu, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in American Dairy, Inc., a Utah corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Star City International Building, 10 Jiuxianqiao Road, C-16th Floor, Chaoyang District, Beijing, China, 100016 on July 8, 2009, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated June 8, 2009 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

X	Please mark votes as in this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

VOTE BY INTERNET – https://www.proxypush.com/ITC
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-866-702-2536
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope.

The Company’s board of directors recommends voting “FOR” each of the following proposals:

1.    To elect the following six (6) persons as directors to serve until their successors are duly elected and qualified:

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary below.)		to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

Leng You-Bin	Liu Hua
Liu Sheng-Hui	Hui-Lan Lee
Kirk G. Downing, Esq.	James C. Lewis, Esq.

2.    To approve the 2009 Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.    To ratify the selection of Grant Thornton, the Hong Kong member firm of Grant Thornton International Ltd., as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.
Signature: Date: Signature: Date: